                                                                    Exhibit 99.2

                 [LOGO OF CHITTENDEN CORPORATION APPEARS HERE]


                       Announces Strategic Acquisition of

                                 --------------
                                      VFSC
--------------------------------------------------------------------------------
                         Vermont Financial Services Corp

                                December 16, 1998

--------------------------------------------------------------------------------
Conference Call Logistics

Chittenden Corporation will host a conference call at 11:00 a.m. EDT, December 17, 1998. The number to call in the United States is (800) 865-4460, or International Access (973) 633-1010 Code: "Chittenden Bank".

For a taped rebroadcast that will be continuously played for 24 hours the number to be called in the United States is (888)298-2145, or International (402) 220-9158.
--------------------------------------------------------------------------------

                                                             [LOGO APPEARS HERE]

Forward Looking Statements


This presentation contains certain forward looking statements with respect to the financial conditions, results of operations and businesses of Chittenden Corporation following the consummation of the merger, that are subject to various factors which could cause actual results to differ materially from such projections or estimates. Such factors include but, are not limited to, the following possibilities: 1) expected cost savings from the merger cannot be fully realized or realized within the expected timeframe; 2) revenues following the merger are lower than expected or deposit attrition, required divestitures, operating costs or customer loss and business interruption following the merger maybe greater than expected; 3) competitive pressures among financial services companies increase significantly; 4) costs of difficulties related to the integration of the businesses of Chittenden Corporation or Vermont Financial are greater than expected; 5) changes in the interest rate environment reduce interest margins; 6) general economic conditions, either internationally, nationally or in the states in which the combined company will be doing business, are less favorable than expected; 7) changes may occur in the securities market; 8) technological changes (including "Year 2000" data systems compliance issues); and 9) legislation or regulatory changes (including the impact of any divestitures) adversely affect the business in which the combined company would be engaged.


                                                             [LOGO APPEARS HERE]

A Compelling Combination

 . Double digit accretion to EPS for year 2000

 . Creates a strong and diversified New England commercial banking company

 . Provides retention of a strong Vermont based banking company positioned for strategic opportunities throughout the Northeast

 . Complementary business lines in commercial and community banking, trust and asset management services, automobile lending, mortgage banking and merchant processing

 . Significantly enhances the Vermont and Western Massachusetts franchises and provides an entree into Southern New Hampshire

 . Leverages CHZ's platform to accelerate proven organic growth

 . Consolidation of scalable businesses offers opportunities to improve margins

 . Market capitalization of CHZ increases from $467.5 million to $921.2 million*; VFSC stockholders become stockholders in a NYSE-listed company

* Based on CHZ closing price of $33.00 on December 14, 1998

                                                             [LOGO APPEARS HERE]

Deal Economics and Structure

 .   Deal price of $35.31 per share*

 .   Accretive in Year 2000 on cost-savings alone

 .   Total transaction value of $453.7 million

 .   Fixed exchange ratio of 1.07 CHZ common shares for each VFSC common share

 .   Pooling of interests accounting

 .   Tax free exchange

 .   No caps or collars

 .   Two trigger walkaway: 20% decline in CHZ stock price and 12% decline in CHZ stock price relative to an index of northeast bank holding companies, with an ability to cure

 .   Six VFSC directors to join CHZ board

 .   Stock option on 19.9% of VFSC shares at $22.00/share

 .   One time charges of $25 million to $32 million, on an after-tax basis


*   Based on CHZ closing price of $33.00 on December 14, 1998

                                                             [LOGO APPEARS HERE]

Deal Pricing

                                                             CHZ/VFSC Merger (a)
                                                             -------------------

Price to 1998 IBES (b)                                                23.5x

Price to 1999 IBES                                                    19.6x

Price to book value                                                   212.2%

Price to tangible book value                                          291.1%

Price to deposits                                                     25.9%

(a) Based on CHZ closing price of $33.00 on December 14, 1998

(b) Based on the median IBES estimate on December 14, 1998


Deal Status

 .  Due diligence completed, including year 2000 review

 .  Definitive agreement signed

 .  Pending regulatory and shareholder approvals

 .  Targeting completion in the 2nd Quarter of 1999

                                                             [LOGO APPEARS HERE]

Snapshot of CHZ/VFSC combination


 . $4.2 billion in assets

 . $2.8 billion in loans with $1.2 billion in commercial and commercial real estate loans

 . $3.6 billion in deposits with $2.5 billion in core/non CD deposits

 . 7.6% tangible equity/assets ratio

 . $9.5 million in trust and investment management revenue through September 30, 1998 from $4.7 billion in assets administered

 . $3.0 million through September 30, 1998 in merchant processing income from 12,108 accounts

 . $264 million in automobile loans and leases - all within the franchise

 . $675 million in residential loan originations through September 30, 1998

 . 111 retail banking offices - 84 in Vermont, 12 in Western Massachusetts, 5 in
  Central Massachusetts, and 10 in New Hampshire


All amounts are on a pro forma basis

                                                             [LOGO APPEARS HERE]

Expanded Branch Network (Pro Forma)
================================================================================

                              [MAP APPEARS HERE]


-------------------------------------------

                  LEGEND
-------------------------------------------

[_]   Chittenden Corporation

[_]   Vermont Financial Services Corp
-------------------------------------------

                                                             [LOGO APPEARS HERE]

Pro Forma Highlights
September 30, 1998
================================================================================


($ in millions,              Chittenden    Vermont Financial  Pro Forma
except per share amounts)    Corporation     Services Corp.   Combined
                           -----------------------------------------------------

Assets                         $2,049          $2,110          $4,159
Investments                       402             517             919
Loans                           1,418           1,343           2,761
Deposits                        1,803           1,754           3,557
Equity                            173             215             388
Goodwill                           10              58              68
Leverage Ratio                   7.53%           7.44%           7.49%
Book Value per share            12.18           16.64           13.84
Tangible Book Value per share   11.28           12.12           11.30

                                                             [LOGO APPEARS HERE]

Balanced Loan Portfolio
(at September 30, 1998)
--------------------------------------------------------------------------------


                                             Vermont     Pro Forma        % of
($ in millions)           Chittenden       Financial      Combined       Total
                          ----------       ---------      --------       -----

Commercial                   $406             $203          $609          22.1%
Commercial RE                 342              270           612          22.2
Residential RE                393              754         1,147          41.5
Consumer*                     277              116           393          14.2
                              ---              ---           ---          ----

Total Loans                $1,418           $1,343        $2,761           100%


* Net of unearned discount


                                                             [LOGO APPEARS HERE]

A Diversified Loan Portfolio of Excellent Quality
-------------------------------------------------
                           [PIE CHART APPEARS HERE]

Consumer                    14.2%
Commercial                  22.1%
Commercial Real Estate      22.2%
Residential Real Estate     41.5%


Total Loans at September 30, 1998 were $2,761 million


                                                             [LOGO APPEARS HERE]

Diversified Sources of Funding
(at September 30, 1998)
--------------------------------------------------------------------------------


                                                Vermont    Pro Forma       % of
($ in millions)              Chittenden       Financial     Combined      Total
                             ----------       ---------     --------      -----

Demand & NOW                      $485          $322           $807       21.8%
Savings & Money Market             794           923          1,717       46.2
CDs under $100,000                 399           423            822       22.1
CDs over $100,000                  125            86            211        5.7
Borrowings                          41           116            157        4.2
                                    --           ---            ---        ---

Total Funding                   $1,844        $1,870         $3,714        100%


                                                             [LOGO APPEARS HERE]

Strong Core Funding
-------------------

                           [PIE CHART APPEARS HERE]


Borrowings                     4.2%
Demand Deposits & NOW         21.8%
Savings, MM                   46.2%
CDs less than $100,000        22.1%
CDs greater than $100,000      5.7%

Total Funding at September 30, 1998 was $3,714 million

                                                             [LOGO APPEARS HERE]

Diversified Stream of NonInterest Income
Nine months ended September 30, 1998

--------------------------------------------------------------------------------


                                              Vermont        Pro Forma     % of
($ in thousands)              Chittenden      Financial      Combined      Total
                              ----------      ---------      --------      -----

Trust & Investment Mgmt         $4,826          $4,678        $9,504       18.8%
Service charges on deposits      5,264          10,475        15,739       31.1
Insurance Commission             2,362               0         2,362        4.7
Merchant/Credit Cards            2,766           1,016         3,782        7.5
Other Income                     9,272           9,916        19,188       37.9
                                 -----           -----        ------       ----

Total NonInterest Income       $24,490         $26,085       $50,575        100%

Percent of Total Revenue        26.4%           29.8%         28.1%



                                                             [LOGO APPEARS HERE]

A Strong Diversified Stream of NonInterest Income
-------------------------------------------------


                           [PIE CHART APPEARS HERE]

Other Income                       37.9%
Merchant/Credit Cards, net          7.5%
Service Charges on Deposits        31.1%
Insurance Commissions               4.7%
Trust & Investment Management      18.8%


Fee Income For the Nine Months Ended September 30, 1998 was $50,575 thousand

                                                             [LOGO APPEARS HERE]

Strategic Benefits

CHZ/VFSC MERGER PROVIDES SUBSTANTIAL BENEFITS BY GAINING
ADDITIONAL CRITICAL MASS IN KEY BUSINESS LINES

                                                                       Pro Forma
($ in millions)                                  CHZ         VFSC       Combined
                                                 ---         ----       --------

Commercial loans                               $ 406        $ 203        $ 609
Automobile loans                                 224           40          264
Retail deposits                                1,803        1,754        3,557
Assets under administration                    3,200        1,500        4,700
Residential loan originations*                   350          325          675
Residential loan servicing for investors       1,096        1,042        2,138
Merchant processing revenue*                   1,988        1,016        3,004


* Year to date as of 9/30/98

                                                             [LOGO APPEARS HERE]

Strategic Benefits
ENHANCED BRANCH DISTRIBUTION CHANNELS


                                                Pro Forma
                           CHZ       VFSC       Combined
                           ---       ----       --------

Vermont                    37        47            84
Western Massachusetts       5         7            12
Central Massachusetts       5         0             5
Southern New Hampshire      0        10            10
                            -        --            --
                           47        64           111

                                                             [LOGO APPEARS HERE]

Strategic Benefits

LOW INTEGRATION RISK


 .    Data processing systems compatible

 .    Common IBM architecture and Alltel software minimizes Y2K exposure

 .    Comparable product and business lines

 .    Existing presence in Vermont and Massachusetts and the adjacency of New
     Hampshire facilitates conversion and limits supply lines exposure


                                                             [LOGO APPEARS HERE]

Strategic Plan


 .    Realize 35% to 40% annual cost savings

 .    Export CHZ products and culture into VFSC branches

 .    Expand CHZ asset management services, automobile financing, business services and asset-based lending into VFSC franchise

 .    Improve VFSC operational efficiency and product margins by implementing proven CHZ management techniques throughout the operation and consolidating all of VFSC operations onto CHZ platforms


                                                             [LOGO APPEARS HERE]

Project Cost Savings/Synergies

                                                             Target Range

                                                              35%  -  40%
                                                              -----------

 .     Salaries and benefits                                 $11.5M - $12.5M

 .     Professional services and other advisory
      and professional fees                                   5.0M -   6.0M

 .     Facilities, occupancy and equipment contracts          13.5M -  15.5M
                                                             -------------

 .     Benefits before tax                                    30.0M -  34.0M

 .     Benefits after tax                                    $19.5M - $22.1M


                                                             [LOGO APPEARS HERE]

Estimated One-Time Merger Costs


Severance and management payments                        $11.0M to $13.0M

Duplicative systems and facilities                         16.0M to 20.0M

Advisory and professional fees                               6.0M to 7.0M

Conversion and other                                         2.0M to 5.0M
                                                             ------------

Costs before tax                                           35.0M to 45.0M

Costs after tax                                          $24.5M to $31.7M


                                                             [LOGO APPEARS HERE]

Deal Accretive on Cost Saves Alone
--------------------------------------------------------------------------------

                                       10/31/98
                          1999          Diluted
                          IBES           Shares
                          ----           ------
                                     (in thousands)

CHZ                      $2.24 *         14,860 *        $33,350
VFSC                     $1.68 **        14,046 **        23,647
                                         ------          -------
                                         28,906           56,997


Cost savings after tax                                    19,500
Pro Forma earnings                                        76,497
                                                         =======
Earnings per share                                         $2.65

Based on the IBES median estimate on December 14, 1998

*  Difference due to the reissuance of 360,000 shares
** Amounts reflect exchange ratio of 1.07x

                                                             [LOGO APPEARS HERE]

Appendix
--------------------------------------------------------------------------------





                                                             [LOGO APPEARS HERE]

Chittenden Corporation
================================================================================
Selected Consolidated Financials

                                                                                      Year Ended December 31,
                                                                -------------------------------------------------------
                                                       YTD
                                                     9/30/98        1997           1996          1995          1994
                                               ------------------------------------------------------------------------
                                                                     (Dollars in thousands, except per share data)
Results of Operations:
Interest income                                  $   113,670   $   150,189   $   142,592   $   135,103   $   101,383
Interest expense                                      45,469        59,545        58,599        56,772        36,088
                                               ------------------------------------------------------------------------
Net interest income                                   68,201        90,644        83,993        78,331        65,295
Provision for loan losses                              3,825         4,050         4,183         5,000         5,500
                                               ------------------------------------------------------------------------
Net interest income after provision for loan
  losses                                              64,376        86,594        79,810        73,331        59,795
Noninterest income                                    24,490        28,210        24,920        22,040        19,352
Noninterest expense                                   54,090        70,072        64,557        61,584        51,393
                                               ------------------------------------------------------------------------
Income before income taxes                            34,776        44,732        40,173        33,787        27,754
Provision for income tax                              11,906        15,326        13,452        11,656         9,717
                                               ------------------------------------------------------------------------
Income before cumulative effect of change in
    accounting principle                              22,870        29,406        26,721        22,131        18,037
                                               ------------------------------------------------------------------------
Net Income                                       $    22,870   $    29,406   $    26,721   $    22,131   $    18,037
                                               ========================================================================
Balance Sheet Data at Period End:
Total assets                                     $ 2,048,781   $ 1,977,150   $ 1,988,746   $ 1,794,704   $ 1,461,419
Long-term debt                                           986         2,239         2,540         2,484         1,528
Common shares outstanding                         14,199,375    14,421,585    15,345,265    14,972,359    13,581,631
Balance Sheet - Average Daily Balances:
Total assets                                       1,983,071     1,934,333     1,841,944     1,687,803     1,436,462
Loans, net of unearned income                      1,414,308     1,391,234     1,336,185     1,228,948     1,023,399
Investment securities and interest bearing
    cash equivalents                                 449,445       471,767       385,111       348,028       328,296
Total deposits                                     1,748,932     1,695,953     1,627,834     1,486,500     1,268,338
Total stockholders' equity                           165,973       167,568       162,823       138,641       115,442
Per Common Share:
earnings                                               $1.59         $1.99         $1.75         $1.50         $1.28
Diluted earnings                                        1.55          1.94          1.72          1.47          1.26
Total cash dividends declared                           0.58          1.29          0.57          0.32          0.22
Book value                                             12.18         11.25         11.37         10.28          8.34
Weighted average common shares outstanding        14,346,070    14,812,208    15,228,820    14,763,133    14,087,763
Weighted average common and common
    equivalent shares outstanding                 14,733,100    15,166,557    15,543,741    15,105,914    14,341,166

Chittenden Corporation
================================================================================
Selected Financial Percentages:

                                                                                      Year Ended December 31,
                                                                --------------------------------------------------------
                                                       YTD
                                                     9/30/98        1997           1996          1995          1994
                                                 -----------------------------------------------------------------------
Return on average total assets                          1.54 %        1.52 %        1.45 %        1.31 %        1.25 %

Return on average stockholders' equity                 18.40         17.55         16.41         15.96         15.62
Interest rate spread                                    4.19          4.31          4.23          4.34          4.37
Net yield on earning assets                             5.01          5.11          4.99          5.08          4.95
Net charge offs as a percent of average loans           0.42          0.39          0.29          0.28          0.49
Nonperforming assets ratio (1)                          0.80          0.56          0.99          1.19          1.03
Period end leverage capital ratio                       7.53          7.43          8.58          8.05          8.10
Risked based capital ratios:
    Tier 1                                              9.75          9.86         11.71         11.16         11.40
    Total                                              11.04         11.17         13.06         12.53         12.76
Average stockholders' equity to average assets          8.44          8.66          8.84          8.21          8.03
Common stock dividend payout ratio (2)                 36.42         64.25         32.73         21.71         17.38

(1) The sum of nonperforming assets (nonaccrual loans, restructured loans, and other real estate owned) divided by the sum of total loans and other real estate owned.
(2) Common stock cash dividends declared divided by net income; dividends declared during 1997 include a special cash dividend of $0.60 per share.

Vermont Financial Services Corp.
================================================================================
Selected Consolidated Financials

                                                                              Year Ended December 31,
                                                              --------------------------------------------------------
                                                      YTD
                                                     9/30/98        1997          1996          1995          1994
                                                 ---------------------------------------------------------------------
                                                                      (Dollars in thousands, except per share data)
Results of Operations :
Interest income                                  $   111,074   $   127,878   $    98,105   $    96,457   $    84,391
Interest expense                                      49,600        55,962        41,351        41,969        33,293
                                                 ---------------------------------------------------------------------
Net interest income                                   61,474        71,916        56,754        54,488        51,098
Provision for loan losses                              3,135         3,250         3,350         3,900         4,000
                                                 ---------------------------------------------------------------------
Net interest income after provision for loan
  losses                                              58,339        68,666        53,404        50,588        47,098
Other operating income                                28,080        28,552        19,161        17,549        16,692
Other operating expense                               63,315        70,049        47,411        45,999        46,763
                                                 ---------------------------------------------------------------------
Income before income taxes                            23,104        27,139        25,514        22,138        17,027
Applicable income tax expense                          9,200        10,013         8,539         7,241         5,159
                                                 ---------------------------------------------------------------------
Net Income                                       $    13,904   $    17,216   $    16,615   $    14,897   $    11,868
                                                 =====================================================================
Balance Sheet Data At Period End :
Total assets                                     $ 2,110,300   $ 2,097,452   $ 1,312,981   $ 1,246,669   $ 1,205,421
Loans, net of unearned income                      1,343,472     1,314,501       910,436       893,470       911,503
Securities available for sale                        517,213       527,649       291,120       249,682       173,865
Total deposits                                     1,754,145     1,686,172     1,083,258     1,033,957     1,012,869
Stockholders' equity                                 214,517       213,596       119,717       111,833        90,457
Per Share Data :
Basic earnings                                   $      1.05   $      1.52   $      1.79   $      1.60   $      1.30
Diluted earnings                                        1.05          1.51          1.77          1.59          1.29
Total cash dividends declared                           0.17          0.60          0.53          0.43          0.27
Tangible book value at period end, diluted (1)         12.12         11.48         11.87         11.24          9.18
Average basic shares outstanding                  13,187,133    11,257,292     9,284,890     9,295,341     9,142,060
Average diluted shares outstanding                13,289,381    11,364,920     9,364,601     9,354,772     9,232,973

Vermont Financial Services Corp.
================================================================================
Selected Financial Ratios

                                                                                Year Ended December 31,
                                                              ---------------------------------------------------------
                                                      YTD
                                                     9/30/98        1997          1996          1995          1994
                                                 ----------------------------------------------------------------------
                                                                      (Dollars in thousands, except per share data)
Return on average total assets (2)                      0.66 %        1.00 %        1.31 %        1.23 %        1.00 %
Return on average stockholders' equity (3)              6.56         10.22         14.51         14.69         13.23
Net interest margin (4)                                 4.49          4.70          4.93          4.92          4.74
Cash dividends per share as a percentage of
    basic earnings per share                              16            38            29            28            21
Average stockholders' equity to average assets          8.07          9.80          9.19          8.69          7.97
Core (leverage) capital ratio at period end (5)         7.62          7.46          8.68          8.77          7.26
Total risk-based capital ratio at period end (6)       13.14         13.24         15.09         14.67         13.03
Allowance for loan losses to period end loans,
    net of unearned income                                --          1.44          1.50          1.65          1.78
Nonperforming assets to period end
    loans plus other real estate owned (7)              1.03          1.50          1.01          1.67          2.32
Net charge-offs to average loans, net of
unearned income                                           --          0.49          0.50          0.59          0.62

(1) Equal to stockholders equity less intangibles divided by end of period shares outstanding.

(2) Based on average total assets after adjustment for unrealized gain (loss) on securities available for sale.

(3) Based on average total equity after adjustment for unrealized gain (loss) on securities available for sale.

(4) Net interest income stated on a fully taxable equivalent basis divided by average earning assets.

(5) Equal to stockholders' equity less intangibles divided by total assets less intangibles.

(6) Equal to stockholders' equity less intangibles plus the allowable portion of the allowance for loan losses divided by total risk weighed assets.

(7) Nonperforming assets include nonaccrual loans, restructured loans and other real estate owned.

    1997 data is reflective of the acquisition of Eastern Bancorp.